UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2009
PROLIANCE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13894	34-1807383
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Gando Drive, New Haven, Connecticut 06513
(Address of principal executive offices, including zip code)
(203) 401-6450
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On May 6, 2009, Proliance International, Inc. issued the press release attached hereto as Exhibit 99.1 announcing results of operations and financial condition for the first quarter ended March 31, 2009 and providing an update on the Company’s financing process.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits — The following exhibit is furnished as part of this report:
99.1 Press Release dated May 6, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLIANCE INTERNATIONAL, INC.
Date: May 6, 2009	By:	/s/ Arlen F. Henock
Arlen F. Henock
Executive Vice President and Chief Financial Officer